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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: January 8, 1998


                            HELMERICH & PAYNE, INC.
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            (Exact name of registrant as specified in its charter)


Delaware                           1-4221                         73-0679879
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(State or other               (Commission File                 (I.R.S. Employer
jurisdiction of                    Number)                      Identification
incorporation)                                                       Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                  74114
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(Address of principal executive offices)                     (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)





                               Page 1 of 2 Pages.
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Item 5.  Other Events.

     On December 30, 1997, Helmerich & Payne, Inc. sold all of its oil and gas interests in the Austin Chalk area in Louisiana for a purchase price of approximately $10,600,000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

                                        HELMERICH & PAYNE, INC.
                                            (Registrant)



                                        By: -------------------------
                                            Name:  Steven R. Mackey
                                            Title: Vice President


Dated: January 8, 1998